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                                                                   EXHIBIT 10.21

                   AMENDMENT NO. 1 TO MEMBERSHIP REGULATIONS

     The undersigned members of SATURN ELECTRONICS TEXAS, L.L.C. (the "Company") hereby amend the Membership Regulations of the Company dated February 25, 1998 (the "Regulations") as follows:

     Section 2.3 of the Regulations is amended by adding the following after the end of subsection 2.3.3:

     "2.3.4 Build-to-Print manufacture and sale of wire harness products for the Ford Motor Company F-Series truck, with the specific platform and product to be specified."

All other terms and provisions of the Regulations are ratified and affirmed and remain in full force and effect.

     This Amendment is signed by all the members of the Company as of the 21st day of September, 1998.

SATURN ELECTRONICS & ENGINEERING, INC.

By       /s/ W. Tsuha
         ----------------------------------------
         Wallace K. Tsuha, Jr.
         Chairman, CEO and President

UNITED TECHNOLOGIES AUTOMOTIVE, INC.

By       /s/ Edwin L. Buker
         ----------------------------------------
         Edwin L. Buker
         President, Electrical Systems - Americas